UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 9, 2026

Date of report (date of earliest event reported)

Greenwave Technology Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41452	46-2612944
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4016 Raintree Road, Suite 300

Chesapeake, VA 23321

(Address of principal executive offices) (Zip Code)

(800) 490-5020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GWAV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities

To the extent required by Item 3.02, the information contained in Items 5.03 and 8.01 is incorporated herein by reference. The Private Placement (as defined below) with the Investors (as defined below) was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year

Certificate of Designations

On September 9, 2026, in connection with the closing of Greenwave Technology Solutions, Inc.’s (the “Company”) previously announced private placement (the “Private Placement”) of its Series B Convertible Preferred Stock, par value $0.001 per share and a stated value of $1,000 per share (the “Series B Preferred Stock”), pursuant to the Preferred Stock Purchase Agreement, dated September 7, 2026 (the “Purchase Agreement”), by and among the Company and five institutional investors (each an “Investor”, and together the “Investors”), the Company filed a Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Greenwave Technology Solutions, Inc. (the “Certificate of Designations”) to its Second Amended and Restated Certificate of Incorporation, as amended, with the Secretary of the State of Delaware. The Certificate of Designations provides for and authorizes the issuance of 3,750 shares of Series B Preferred Stock, which are convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock,” and such shares issuable upon conversion of the Series B Preferred Stock, the “Conversion Shares”).

Series B Convertible Preferred Stock

The terms of the Series B Preferred Stock are as set forth in the Certificate of Designations attached hereto as Exhibit 3.1 to this Current Report on Form 8-K (this “Current Report”), which the Company filed with the Secretary of State of the State of Delaware on September 9, 2026.

The Series B Preferred Stock are convertible into the Conversion Shares at the election of the holders of the Series B Preferred Stock (each a “Holder”, and collectively the “Holders”) at any time after September 9, 2026 at an initial conversion price of $5.24 per share (the “Conversion Price”). The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like. A Holder may not convert any portion of the Series B Preferred Stock to the extent that the Holder, together with its affiliates, would beneficially own more than 4.99% of the Company’s outstanding shares of Common Stock immediately after giving effect to a conversion. Pursuant to the Certificate of Designation, as determined by the board of directors of the Company (the “Board”), the Holders can receive dividends on the Series B Preferred Stock. No other dividends may be paid on shares of the Series B Preferred Stock. Except as otherwise set forth in the Certificate of Designations or as required by law, the Holders will have no voting rights and will not be entitled to call a meeting of such Holders for any purpose.

However, as long as any shares of Series B Preferred Stock are outstanding, the Company may not, without the affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting, of such Holders, voting together as a single class, (a) amend or repeal any provision of, or add any provision to, its certificate of incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit of the Series B Preferred Stock under the Certificate of Designations, regardless of whether any such action shall be by means of amendment to the certificate of incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of shares of Series B Preferred Stock; (c) create or authorize (by reclassification or otherwise) any new class or series of senior preferred stock or parity stock; (d) purchase, repurchase or redeem any shares of junior stock (other than pursuant to the terms of the Company’s equity incentive plans and options and other equity awards granted under such plans (that have in good faith been approved by the Board)); (e) pay dividends or make any other distribution on any shares of any junior stock; (f) issue any Series B Preferred Stock other than as contemplated under the Certificate of Designations or pursuant to the Purchase Agreement; or (g) whether or not prohibited by the terms of the Series B Preferred Stock, circumvent a right of the Series B Preferred Stock.

Item 8.01.	Other Events

On September 9, 2026, the Company closed the Private Placement of its Series B Preferred Stock and issued the Series B Preferred Stock to the Investors for aggregate proceeds of $3.75 million, before deducting placement agent fees and other offering expenses that were payable by the Company in connection with such closing. The Private Placement was exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations of Series B Convertible Preferred Stock, dated September 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Danny Meeks
Name:	Danny Meeks
Title:	Chief Executive Officer

Date: September 11, 2026